Exhibit 21.1

Subsidiaries of B. Riley Financial, Inc. – December 31, 2024

Jurisdiction of Organization/
Subsidiary	Incorporation
AAL (ASSIGNMENT FOR THE BENEFIT OF CREDITORS), LLC	California
ABJ5, LLC	Delaware
AGORA (ASSIGNMENT FOR THE BENEFIT OF CREDITORS), LLC	California
ANNETNAUS (ASSIGNMENT FOR THE BENEFIT OF CREDITORS), LLC	California
ApisRegina (ASSIGNMENT FOR THE BENEFIT OF CREDITORS) LLC	California
Atlantic Coast Recycling of Ocean County, LLC	Delaware
Atlantic Coast Recycling, LLC	Delaware
Audience (Assignment for the Benefit of Creditors), LLC	California
AYAPP (ASSIGNMENT FOR THE BENEFIT OF CREDITORS), LLC	California
B. Riley Acquisition Corp. I	Delaware
B. Riley Acquisition Corp. II	Delaware
B. Riley Acquisition Corp. III	Delaware
B. Riley Acquisition Corp. IV	Delaware
B. Riley Acquisition Corp. V	Delaware
B. Riley Acquisition Sponsor Co., I, LLC	Delaware
B. Riley Acquisition Sponsor Co., II, LLC	Delaware
B. Riley Acquisition Sponsor Co., III, LLC	Delaware
B. Riley Acquisition Sponsor Co., IV, LLC	Delaware
B. Riley Acquisition Sponsor Co., V, LLC	Delaware
B. Riley Advisory Holdings, LLC	Delaware
B. Riley Advisory Services de Mexico, S de RL	Mexico City
B. Riley Advisory US, Inc.	Delaware
B. Riley Brand Management, LLC	Delaware
B. Riley Capital Management, LLC	New York
B. Riley Commercial Capital, LLC	Delaware
B. Riley Corporate Services, Inc.	Delaware
B. Riley Environmental Holdings, LLC	Delaware
B. Riley Environmental MIP, LLC	Delaware
B. Riley Farber Advisory Inc.	Ontario
B. Riley Farber Inc.	Ontario
B. Riley Financial, Inc.	Delaware
B. Riley International, LLC	Delaware
B. Riley Operations Management Services, LLC	Delaware
B. Riley Principal 150 Sponsor Co., LLC	Delaware
B. Riley Principal 175 Merger Corp.	Delaware
B. Riley Principal 175 Sponsor Co., LLC	Delaware
B. Riley Principal 200 Merger Corp.	Delaware
B. Riley Principal 200 Sponsor Co., LLC	Delaware

Exhibit 21.1

Subsidiaries of B. Riley Financial, Inc. – December 31, 2024

B. Riley Principal 250 Sponsor Co., LLC	Delaware
B. Riley Principal Capital II, LLC	Delaware
B. Riley Principal Capital, LLC	Delaware
B. Riley Principal Investments RE, LLC	Delaware
B. Riley Principal Investments, LLC	Delaware
B. Riley Principal Sponsor Co. II, LLC	Delaware
B. Riley Principal Sponsor Co. III, LLC	Delaware
B. Riley Principal Sponsor Co., LLC	Delaware
B. Riley Private Shares 2023-2 QC, LLC	Delaware
B. Riley Private Shares 2023-2 QP, LLC	Delaware
B. Riley Private Shares Management 2022-1, LLC	Delaware
B. Riley Real Estate Ventures Holdings LLC	Delaware
B. Riley Receivables, LLC	Delaware
B. Riley Retail RE Holdings LLC	Delaware
B. Riley Retail Solutions WF, LLC	California
B. Riley Securities Canada Holdings, Inc.	Delaware
B. RILEY SECURITIES CANADA ULC	British Columbia
B. Riley Securities Holdings, LLC	Delaware
B. Riley Securities, Inc.	Delaware
B. Riley Venture Capital, LLC	Delaware
B. Riley Wealth Advisors, Inc.	Washington
B. Riley Wealth Insurance, Inc.	Washington
B. Riley Wealth Management Holdings, Inc.	Delaware
B. Riley Wealth Management, Inc.	Tennessee
B. Riley Wealth Portfolio Advisers, LLC.	Delaware
B. Riley Wealth Private Shares, LLC	Delaware
B. Riley Wealth Tax Services, Inc.	Delaware
Bandwave Systems, LLC	Pennsylvania
bebe stores, inc.*	California
Benchmark (Assignment for the Benefit of Creditors), LLC	California
Benchmark Landscaping, LLC	Delaware
Bicoastal Alliance, LLC*	Delaware
BR Advisory & Investments, LLC	Delaware
BR Events, LLC	California
BR EXAR, LLC	Delaware
BR Financial Holdings, LLC	Delaware
BR Great Northern Mall, LLC	Delaware
BR HYATTSVILLE, LLC	Delaware
Brandinc US (Assignment for the Benefit of Creditors), LLC	California
Brandinconline (Assignment for the Benefit of Creditors), LLC	California
BRC Emerging Managers GP, LLC	Delaware
BRC Partners Management GP, LLC	Delaware

Exhibit 21.1

Subsidiaries of B. Riley Financial, Inc. – December 31, 2024

BRCDI (Assignment for the Benefit of Creditors), LLC	California
BRF Finance Co., LLC	Delaware
BRF Investments, LLC	Delaware
BR-NRG, LLC	Delaware
BRPI Acquisition Co LLC	Delaware
BRPI Executive Consulting, LLC	Delaware
BRVC bolttech II, LLC*	Delaware
BRVC bolttech, LLC*	Delaware
BRVC CONTINUOUS COMPOSITES II, LLC*	Delaware
BRVC Promenade Group, LLC*	Delaware
BRVC Pura, LLC*	Delaware
BRVC SparkCognition, LLC*	Delaware
BRVC Swiftly, LLC	Delaware
BRVC Uniphore LLC*	Delaware
Bullseye Business Solutions Holdings, LLC	Michigan
Bullseye Telecom of Virginia, LLC	Virginia
Bullseye Telecom, LLC	Michigan
C3PGA (Assignment for the Benefit of Creditors), LLC	California
Ceres (Assignment for the Benefit of Creditors), LLC	California
Champlain (Assignment for the Benefit of Creditors), LLC	California
CHF BidCo, LLC	Delaware
Classmates Media Corporation	Delaware
CSEIV (Assignment for the Benefit of Creditors), LLC	California
Express Container (ASSIGNMENT FOR THE BENEFIT OF CREDITORS), LLC	California
Fandor ABC, LLC	California
FBR Capital Markets PT, Inc	Virginia
Fernish (Assignment for the Benefit of Creditors), LLC	California
GA Asset Advisors, Ltd.	England & Wales
GACP Finance Co., LLC	Delaware
GAEBB Group B.V.	Netherlands
Gaming Collective (Assignment for the Benefit of Creditors), LLC	California
Gather (Assignment for the Benefit of Creditors), LLC	California
GD ABC, LLC	California
Georgia Scapes HoldCo LLC*	Delaware
Georgia Scapes LLC	Delaware
GlassRatner Advisory & Capital Group, LLC (dba B. Riley Advisory Services)	Delaware
GlassRatner Brokerage Services, Inc.	Georgia
GlassRatner International, Inc.	Delaware
Great American Capital Partners, LLC	Delaware
Great American Global Partners, LLC*	California
Hyper Products Inc	Delaware
Impact Acquistion, LLC	Delaware

Exhibit 21.1

Subsidiaries of B. Riley Financial, Inc. – December 31, 2024

IPCO Holdings, LLC	Delaware
ISEEU (assignment for the benefit of creditors), LLC	California
JuiceBox USA (Assignment for the Benefit of Creditors), LLC	California
Juno Internet Services, Inc.	Delaware
Juno Online Services, Inc.	Delaware
Levantina USA (ASSIGNMENT FOR THE BENEFIT OF CREDITORS), LLC	California
Lingo Communications of Kentucky, LLC	Georgia
Lingo Management, LLC	Delaware
Lingo Telecom of the West, LLC	Delaware
Lingo Telecom of Virginia, LLC	Virginia
Lingo Telecom, LLC	Texas
magicJack Holdings Corporation	Delaware
magicJack L.P.	Delaware
magicJack SMB, Inc. (dba MAGICJACK FOR BUSINESS)	Florida
magicJack VocalTec Ltd.	Israel
magicJack VoIP Services, LLC	Delaware
Marconi Wireless Holdings, LLC	Delaware
MCI (assignment for the benefit of creditors), LLC	California
ModCloth Partners, LLC	Delaware
NAM SPECIAL SITUATIONS MANAGEMENT, LLC	Delaware
National Securities Corporation	Washington
Native Brands Group, LLC	California
NetZero Modecom, Inc.	Delaware
NetZero, Inc.	Delaware
NHC Holdings, LLC	Delaware
Nogin Commerce, LLC	Delaware
Nogin Holdings, LLC	Delaware
O+JPAQ (ASSIGNMENT FOR THE BENEFIT OF CREDITORS), LLC	California
OLEV (ASSIGNMENT FOR THE BENEFIT OF CREDITORS), LLC	California
One Outdoor Holdings, LLC*	Delaware
Pacific Casual (Assignment for the Benefit of Creditors), LLC	California
PAM23 (Assignment for the Benefit of Creditors), LLC	California
Passu (Assignment for the Benefit of Creditors), LLC	California
Powermat Partners LLC	Delaware
Powermat Partners Management Associates LLC	Delaware
QLL (ASSIGNMENT FOR THE BENEFIT OF CREDITORS), LLC	California
QLSL (ASSIGNMENT FOR THE BENEFIT OF CREDITORS), LLC	California
QMSL (ASSIGNMENT FOR THE BENEFIT OF CREDITORS), LLC	California
Quadrant Biosciences (ASSIGNMENT FOR THE BENEFIT OF CREDITORS) LLC	California
QVCML (Assignment for the Benefit of Creditors), LLC	California
QVTL (ASSIGNMENT FOR THE BENEFIT OF CREDITORS), LLC	California
RBFST (Assignment for the Benefit of Creditors), LLC	California

Exhibit 21.1

Subsidiaries of B. Riley Financial, Inc. – December 31, 2024

ReVal Group, LLC	Delaware
Rex Healthcare Receivables, LLC	Delaware
Sena Cases LLC	Delaware
SERCK (ASSIGNMENT FOR THE BENEFIT OF CREDITORS), LLC	California
Slang (Assignment for the Benefit of Creditors), LLC	California
Steer Holdings (ASSIGNMENT FOR THE BENEFIT OF CREDITORS) LLC	California
Studio D (ASSIGNMENT FOR THE BENEFIT OF CREDITORS) LLC	California
Targus Asia Pacific Co. Ltd.	Thailand
Targus Asia Pacific Ltd.	Hong Kong
Targus Asia Pacific PTE Ltd.	Korea
Targus Asia Pacific Sdn Bhd	Malaysia
Targus Australia Pty Ltd	NSW
Targus Brasil Comercio De Produtos Acessorios De Informatica Ltda.	Brazil
Targus BV	Netherlands
Targus Canada Ltd.	Ontario
Targus Denmark ApS	Denmark
Targus Deutschland GmbH	Germany
Targus Europe Limited	England & Wales
Targus Finland Oy	Finland
Targus Group (UK) Limited	England
Targus India Private Limited	Republic of India
Targus International Holdco (UK) Limited	England
Targus International LLC	Delaware
Targus Italy S.R.L.	Italy
Targus Japan Co. Ltd.	Japan
Targus Korea Corporation	Korea
Targus New Zealand Limited	New Zealand
Targus S.A. Belgium	Belgium
Targus SARL	France
Targus Shanghai Company Ltd.	China
Targus South Africa Pty Ltd.	South Africa
Targus Spain, S.R.L.	Spain
Targus Sweden AB	Sweden
Targus Switzerland GmbH	Switzerland
Targus US LLC	Delaware
Targus US NewCo Inc.	Delaware
Tdsoft Ltd.	Israel
Tempo Telecom, LLC	Georgia
Thirty Two Degrees (assignment for the benefit of creditors), LLC	California
TIGER US HOLDINGS INC.	Delaware
TreePeach Management, LLC	Delaware
TSIF Management Associates, LLC	Delaware

Exhibit 21.1

Subsidiaries of B. Riley Financial, Inc. – December 31, 2024

United Advisor Services, LLC	New Jersey
United Advisors, LLC	New Jersey
United Advisors, LLC (DE)	Delaware
United Online Advertising Network, Inc.	Delaware
United Online Software Development	Republic of India
United Online Web Services, Inc.	Delaware
United Online, Inc.	Delaware
Vancouver Telephone Company Limited	British Columbia
Veyl (Assignment for the Benefit of Creditors), LLC	California
VSCLLC (Assignment for the Benefit of Creditors), LLC	California
Workshop Cafe ABC, LLC	California
WSquare (ASSIGNMENT FOR THE BENEFIT OF CREDITORS), LLC	Texas
YMax Communications Corp.	Delaware
YMax Communications Corp. of Virginia	Virginia
YMax Corporation	Delaware

*	B. Riley Financial, Inc. owns less than 100% of these subsidiaries.